                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) MAY 7, 1996



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



              1-5407                                95-4033076
     (Commission File Number)        (I.R.S. Employer Identification No.)



                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)




                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

     On May 7, 1996, the Registrant announced that it expected to report lower sales and an operating loss in its communications segment sales for the second fiscal quarter, ended April 30, 1996. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

     99.1      Press Release, dated May 7, 1996



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WHITTAKER CORPORATION



                              By:   /S/  Richard B. Levin
                                    ---------------------
                                    Richard B. Levin
                                    Vice President, Secretary
                                    and Chief Financial Officer




Dated:  May 10, 1996

                                       2
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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.  Description
- - -----------  -----------

99.1  Press Release, dated May 7, 1996.

                                       3